EXHIBIT NO. 32.1
Form 10-QSB
Leadpoint Consolidated Mines Company
File No. 0-51527

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Leadpoint Consolidated Mines Company (the "Company") on Form 10-QSB for the period ending March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Glenn A. Little, Chief Executive and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: May 5, 2006                            By: /s/ Glenn A. Little
      -----------                               --------------------------------
                                                                 Glenn A. Little
                                                     Chief Executive Officer and
                                                         Chief Financial Officer


A signed original of this written statement required by Section 906 has been provided to Leadpoint Consolidated Mines Company and will be retained by Leadpoint Consolidated Mines Company and furnished to the Securities and Exchange Commission or its staff upon request.